                           SCHEDULE 14C INFORMATION


Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

[X]  Preliminary Information Statement      [_]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

                          HI-TECH PHARMACAL CO., INC.
- --------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          HI-TECH PHARMACAL CO., INC.
                               369 BAYVIEW AVENUE
                           AMITYVILLE, NEW YORK 11701


To Hi-Tech Shareholders:

          The 1996 Annual Meeting of Shareholders of Hi-Tech Pharmacal Co., Inc. (the "Company") will be held on Wednesday, October 9, 1996, at 10:00 a.m. at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747. At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following proposals:

               PROPOSAL 1: To elect Messrs. Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. to the Board of Directors of the Company, each for a term to expire at the 1997 Annual Meeting;

               PROPOSAL 2: To approve a change in the state of incorporation of the Company from New York to Delaware pursuant to an Agreement and Plan of Merger; and

               PROPOSAL 3: To transact such other business as may properly come before the meeting or any adjournment thereof.

          You are entitled to vote all shares of Common Stock registered in your name at the close of business on August 22, 1996. If you attend the meeting and desire to vote in person, your proxy will not be used.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

          A list of shareholders entitled to vote at the 1996 Annual Meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, for ten days prior to the meeting at the Company's corporate office, 369 Bayview Avenue, Amityville, New York 11701.

                                    By Order of the Board of Directors,


                                    David S. Seltzer
                                    Secretary, Treasurer, Chief Operating
                                    Officer and Executive Vice President -
                                    Administration
[____________, 1996]

                          HI-TECH PHARMACAL CO., INC.
                               369 BAYVIEW AVENUE
                           AMITYVILLE, NEW YORK 11701
                      ___________________________________

                                PROXY STATEMENT
                      ___________________________________

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 9, 1996
                    ________________________________________


          Your proxy is solicited by the Board of Directors of Hi-Tech Pharmacal Co., Inc. (the "Company") in connection with the Annual Meeting of Shareholders of the Company to be held on Wednesday, October 9, 1996, at 10:00 a.m. local time, and any adjournment thereof at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747 (the "Annual Meeting"). Costs of solicitation will be borne by the Company. Your proxy will be voted as you direct and may be revoked by you at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the meeting a later dated proxy or by attendance at the meeting and voting in person.

          In addition to solicitation by mail, officers, Directors and employees of the Company may solicit proxies by telephone, telecopy and personal contact and may request brokers, fiduciaries, custodians and nominees to send proxies, Proxy Statements and other material to their principals and reimburse them for their out of pocket expenses.

          All shareholders of record at the close of business on August 22, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting. Each share is entitled to one vote. This Proxy Statement and the accompanying form of proxy, notice of meeting and Annual Report to Shareholders for the fiscal year ended April 30, 1996 ("Fiscal Year 1996"), which contains the Company's financial statements for Fiscal Year 1996, will first be mailed to the Company's shareholders on or about [___________________,] 1996.


                    VOTING SECURITIES AND PRINCIPAL HOLDERS

          The Company has authorized two classes of voting securities: $.01 par value Preferred Stock and $.01 par value Common Stock ("Common Stock"). There were 4,475,707 shares of Common Stock issued and outstanding at the close of business on the Record Date. No shares of Preferred Stock were issued and outstanding at the close of business on the Record Date.

          The following table shows the number of shares of the Company's Common Stock, beneficially owned as of August 22, 1996 by each Director of the Company, by each executive officer of the Company, by all Directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock.

                                            Amount and Nature      Percent of
                                              of Beneficial          Common
Name and Address of Beneficial Owner            Ownership             Stock
- ---------------------------------------   ---------------------  --------------
Bernard Seltzer........................        920,968  (1)           20.6%
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

David S. Seltzer.......................        531,482  (2)(3)        11.7%
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

Reuben Seltzer.........................        305,474  (3)(4)         6.8%
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

Arthur S. Goldberg.....................         30,750  (5)             *
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

Elan Bar-Giora.........................         38,750  (6)             *
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

Martin M. Goldwyn......................         10,750  (7)             *
c/o  Tashlik, Kreutzer & Goldwyn P.C.
     833 Northern Boulevard
     Great Neck, New York 11021

Yashar Hirshaut, M.D...................          1,750  (8)             *
c/o  Hi-Tech Pharmacal Co., Inc.
     369 Bayview Avenue
     Amityville, New York 11701

All Directors and Executive Officers as
 a group (7 persons)                         1,830,549  (9)           39.4%

___________________________

*    Amount represents less than one percent of Common Stock.

(1) Amount does not include 60,000 shares of Common Stock owned by Mr. Seltzer's wife, as to which Bernard Seltzer disclaims beneficial ownership. Includes 600,000 shares of Common

     Stock owned by The Bernard Seltzer Retained Annuity Trust, dated November 1, 1994 (the "Trust").

(2) Amount includes options to purchase 75,000 shares of Common Stock exercisable within 60 days of August 22, 1996 and 37,256 shares of Common Stock owned by Mr. Seltzer's wife and children.

(3)  Does not include a contingent residuary interest in the Trust.

(4) Amount includes options to purchase 20,000 shares of Common Stock exercisable within 60 days of August 22, 1996 and 33,028 shares of Common Stock owned by Mr. Seltzer's wife and children.

(5) Amount represents options to purchase 30,750 shares of Common Stock exercisable within 60 days of August 22, 1996.

(6) Amount represents options to purchase 38,750 shares of Common Stock exercisable within 60 days of August 22, 1996.

(7) Amount represents options to purchase 10,750 shares of Common Stock exercisable within 60 days of August 22, 1996.

(8) Amount represents options to purchase 1,750 shares of Common Stock exercisable within 60 days of August 22, 1996.

(9) Amount includes options to purchase 186,375 shares of Common Stock exercisable within 60 days of August 22, 1996.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

          Directors are elected at each Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders when their respective successors are duly elected and qualified. The persons named in the enclosed proxy intend to vote for the election of the five nominees listed below, unless instructions to the contrary are given therein. All of the nominees are currently Directors.

          The five nominees have indicated that they are able and willing to continue to serve as Directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominee or nominees as the Company may select. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect each nominee.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

          The following table lists the name, age, position(s) with the Company and principal occupation of each of the five continuing Directors, the year in which each Director's term of office will expire (assuming, in the case of each of the five nominees, that such nominee is reelected at the Annual Meeting) and the year in which each Director was first elected as a Director of the Company.

                            Principal                     Year        If Elected,
Name of Nominee           Occupation and                Elected to     Year Term
  for Director          other Directorships      Age    the Board       Expires
- ---------------       -----------------------    ---    ----------    -----------
Bernard Seltzer       Bernard Seltzer has been    72       1983          1997
                      Chairman, Chief
                      Executive Officer and
                      President of the Company
                      since January 1990.

David S. Seltzer      David S. Seltzer has        36       1992          1997
                      been Executive Vice
                      President-Administration
                      since July 1992, Vice
                      President-Administration
                      and Chief Operating
                      Officer of the Company
                      since March 1992 and a
                      Director, Secretary and
                      Treasurer since February
                      1992.  David S. Seltzer
                      is the son of Bernard
                      Seltzer.

Reuben Seltzer        Reuben Seltzer has been     40       1992          1997
                      a Director of the
                      Company since April
                      1992.  Mr. Seltzer is
                      president of R.M. Realty
                      Services Inc., a real
                      estate investment and
                      management company and
                      since May 1988 a Vice
                      President of Rabco
                      Development Inc., a real
                      estate development
                      company.  Reuben Seltzer
                      is the son of Bernard
                      Seltzer.

Martin M. Goldwyn     Martin M. Goldwyn was       44       1992          1997
                      elected a Director of
                      the Company in May 1992.
                      Mr. Goldwyn is a member
                      in the law firm of
                      Tashlik, Kreutzer &
                      Goldwyn P.C.


                            Principal                     Year        If Elected,
Name of Nominee           Occupation and                Elected to     Year Term
  for Director          other Directorships      Age    the Board       Expires
- ---------------       -----------------------    ---    ----------    -----------
Yashar Hirshaut,      Yashar Hirshaut has been    58      1992           1997
M.D.                  a Director of the
                      Company since September
                      1992.  Dr. Hirshaut is a
                      practicing medical
                      oncologist.  He is
                      president of
                      Immuno-Sciences Inc., a
                      biopharmaceutical
                      company engaged in the
                      production of
                      immunotherapeutic
                      products used in the
                      treatment of cancer
                      since August 1988.
                      Since July 1986, he has
                      been a Research
                      Professor of Biology at
                      Yeshiva University.  In
                      addition, he has served
                      as editor-in-chief of
                      the Professional Journal
                      of Cancer Investigation
                      since July 1981.


                        DIRECTORS AND EXECUTIVE OFFICERS


BOARD OF DIRECTORS

          During Fiscal Year 1996, the Board of Directors held 3 meetings. The Board has two committees: the Audit Committee and the Stock Option Committee. All Directors attended at least 75% of the aggregate of each of the Board of Directors' meetings and meetings of all committees thereof on which they served.


AUDIT COMMITTEE

          The Audit Committee recommends to the Board a firm of independent auditors to conduct the annual audit of the Company's financial statements, reviews with such firm the overall scope and results of the annual audit, reviews and approves the performance by such independent auditors of professional services in addition to those which are audit-related and reviews the fees charged by the independent auditors for professional services. In addition, the Audit Committee meets periodically with the independent auditors and representatives of management to review accounting activities, financial control and reporting.

          The following three Directors serve on the Audit Committee: David S. Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. During Fiscal Year 1996, the Audit Committee held one meeting. Various members of management (including the Vice President-Finance and Chief Financial Officer) generally may attend Audit Committee meetings.

STOCK OPTION COMMITTEE

          The Stock Option Committee is responsible for administering the Company's Stock Option Plan. Reuben Seltzer and Martin M. Goldwyn are members of the Stock Option Committee, which acted by unanimous written consent one time during Fiscal 1996. The Stock Option Committee has full power to interpret the Plan and to establish and amend rules for its administration. The Stock Option Committee is also authorized to determine who from the eligible class of persons shall be granted options and the terms and provisions of the options. The Board of Directors of the Company is responsible for administering the Company's 1994 Directors Stock Option Plan.


EXECUTIVE OFFICERS

          The executive officers of the Company are set forth in the table below. All executive officers are elected at the annual meeting or interim meetings of the Board of Directors. No arrangements or understanding exists between any executive officer and any other person pursuant to which he was elected as an executive officer.

       Name               Age               Position and Period Served
- ------------------       -----    ----------------------------------------------
Bernard Seltzer           72      Chairman, Chief Executive Officer and
                                  President of the Company since January 1990.

David S. Seltzer          36      Executive Vice President-Administration since
                                  July 1992, Vice President-Administration and
                                  Chief Operating Officer of the Company since
                                  March 1992 and a Director, Secretary and
                                  Treasurer since February 1992.

Elan Bar-Giora            52      Executive Vice President-Operations of the
                                  Company since July 1992 and Vice
                                  President-Operations of the Company since
                                  August 1990.

Arthur S. Goldberg        54      Vice President-Finance and Chief Financial
                                  Officer of the Company since September 1991.

SIGNIFICANT EMPLOYEES

       Name              Age               Position and Period Served
- --------------------    -----     ----------------------------------------------
Gennaro P. Caccavale     49       Director of Operations since February 1992.

Michael McConnell        38       Director of Product Development since January
                                  1992.

Gary M. April            39       Divisional Vice President of Sales since
                                  January 1993.

Yih Ming Hsiao           56       Director of Special Projects since January
                                  1993.

Suzanne Fenton           41       Director of Compliance since September 1995.

Jesse Kirsh              37       Director of Quality Assurance since March
                                  1994.



          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Executive Officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file. During the Company's Fiscal Year 1996, the Company believes all Sections 16(a) filing requirements were met. In making this statement, the Company has relied on the written representations of its incumbent Directors and officers and copies of the reports that they have filed with the Securities and Exchange Commission and NASDAQ.

          The Company is party to an action commenced in November 1994 in the Superior Court, State of California, in which the plaintiff, an investor who purchased various securities through a broker-defendant, alleges, among other things, that the Company advised the broker-defendant of certain non-public information concerning the Company which the plaintiff relied upon to purchase securities of the Company, which securities subsequently diminished in value. The Company believes that this action is without merit and it has meritorious defenses to this action.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Pursuant to an agreement made prior to the Company's initial public offering in August 1992 and as amended, the Company granted to Bernard Seltzer and David S. Seltzer the right to receive 300,000 shares of the Company's common stock, under certain circumstances, including the closing price of the Company's common stock exceeding two times the initial public offering price for any consecutive ten day period between January 1, 1994 and April 30, 1995. Such condition was satisfied on January 14, 1994. Bernard Seltzer and David S. Seltzer were each granted 150,000 shares on January 14, 1994. During July 1994, the Company loaned to each of Bernard Seltzer and David S. Seltzer the amount of $387,500 to pay their related income tax obligations in connection with the grant of such shares. The loans were evidenced by demand promissory notes, bearing a variable rate of interest at the prime rate established by the Company's bank plus one-half of one percent, and were secured by the Company's common stock.

          As of April 12, 1995, Messrs. Bernard Seltzer and David S. Seltzer each contributed back to the Company 68,095 shares of Common Stock at a valuation per share equal to the market value on such date in repayment of the loans by the Company to each of them.

          The Company believes that material affiliated transactions and loans between the Company and its directors, officers, principal shareholders or any affiliates thereof have been, and will be in the future, on terms no less favorable than could be obtained from unaffiliated third parties. All future material affiliated transactions and loans, if any, will be approved by a majority of the independent outside directors of the Company who have no personal interest in the transactions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND OTHER COMPENSATION

          The following table shows, for the fiscal years ended April 30, 1996, 1995 and 1994, the compensation for each of the executive officers of the Company.
                         I.  SUMMARY COMPENSATION TABLE

                                                                      Long Term
                                                                    Compensation
                                   Annual Compensation                 Awards
                         ---------------------------------------   ---------------
                                                                       Awards
                                                                   ---------------
                                                    Other Annual                       All Other
     Name and                   Salary    Bonus     Compensation                     Compensation
Principal Position       Year    ($)       ($)        (1)  ($)     Options (#) (2)      (3) ($)
- ------------------       ----  -------   ------     ------------   ---------------   ------------
Bernard Seltzer          1996  186,000   20,000         --                     -0-      3,408
President, Chief         1995  210,000   30,000         --                     -0-      2,912
Executive Officer        1994  200,000   25,550     1,462,500(4)               -0-      2,430

David S. Seltzer         1996  186,000   25,000         --                  37,500      1,040
Executive Vice           1995  136,500   30,000         --                  37,500      2,231
President-               1994  130,000   25,550     1,462,500(4)            37,500        -0-
Administration,
Chief Operating
Officer, Secretary
and Treasurer

Elan Bar-Giora           1996  100,000        0         --                  10,000        -0-
Executive Vice           1995  100,000    2,500         --                   5,000      1,090
President-               1994  100,000   18,305         --                   7,500        -0-
Operations


________________________

(1) The named executive officers received various perquisites, the cost of which did not exceed the lesser of $50,000 or 10% of annual salary plus bonus.

(2)  Adjusted to reflect a 3-for-2 stock split declared on November 1, 1993.

(3) Represents the dollar value of insurance premiums paid by the Company during the fiscal years ended April 30, 1996, 1995 and 1994 with respect to term life insurance for the benefit of the named executive officer.

(4) Represents the closing market price of 150,000 performance shares granted to the executive as of January 14, 1994.

STOCK OPTIONS

          The following table contains information concerning the grant of stock options under the Company's Amended and Restated Stock Option Plan ("Plan") to the named executive officers of the Company during Fiscal Year 1996.


                     II.  OPTION GRANTS IN LAST FISCAL YEAR

                               Individual Grants
- --------------------------------------------------------------------------------

                      Number of
                      Securities        % of Total
                      Underlying     Options Granted
                   Options Granted   to Employees in    Exercise Price   Expiration
     Name             (#)(1)(2)        Fiscal Year          ($/Sh)          Date
- ----------------   ---------------   ---------------    --------------   ----------
Bernard Seltzer          -0-               -0-               -0-            -0-
David S. Seltzer       37,500             40.5%              7.30         1/30/06
Elan Bar-Giora         10,000              9.5%              6.625        1/30/06




- ---------------------------------

(1) Options granted in Fiscal Year 1996 are scheduled to vest and become exercisable in yearly increments of 25% beginning on January 31, 1997, with full vesting occurring on January 31, 2000. Options expire ten years after grant under the terms of the Company's Plan.

(2)  Granted January 31, 1996.

OPTION EXERCISES AND HOLDINGS

          The following table sets forth information with respect to the named executives concerning the exercise of options during Fiscal Year 1996 and unexercised options held as of the end of Fiscal Year 1996.

              III. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL  YEAR-END  OPTION  VALUES

                                                          Number of Securities    Value of Unexercised
                                                         Underlying Unexercised  In-the-Money Options at
                                                            Options at Fiscal             Fiscal
                                                             Year-End (#)(1)          Year-End ($)(2)
                                                         ----------------------  -----------------------
                    Shares Acquired on   Value Realized        Exercisable/            Exercisable/
Name                   Exercise (#)           ($)             Unexercisable           Unexercisable
- ----------------    ------------------   --------------     -----------------       ------------------
Bernard Seltzer              -0-              -0-                   0/0                     0/0
David S. Seltzer             -0-              -0-             65,625 / 84,375        145,219 / 178,594
Elan Bar-Giora               -0-              -0-             29,625 / 23,125         91,700 / 49,888

_______________

(1)  Adjusted to reflect a 3-for-2 stock split payable on November 1, 1993.

(2) Amounts reflect the market value of the underlying shares of Common Stock on April 30, 1996 less the exercise price.



EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

          Bernard Seltzer and David S. Seltzer serve as President and Chief Executive Officer and Executive Vice President-Administration, Chief Operating Officer, Secretary and Treasurer, respectively, of the Company pursuant to employment agreements, effective as of May 1, 1992 and expiring April 30, 2000, pursuant to which they have agreed to serve in their respective capacities. Such employment agreements were modified to provide that the annual base salary for each of Bernard Seltzer and David Seltzer would be $186,000 for the fiscal year commencing May 1, 1995 through April 30, 1996. The increase in annual base salary for each fiscal year thereafter for Bernard Seltzer and David S. Seltzer is determined by multiplying their respective annual base salary for the prior fiscal year by the greater of 5% or the increase in the Consumer Price Index as of May 1 of each such year over the index as of May 1 of the prior year. Commencing on the sixth year of the employment agreement, each of the salaries of Bernard Seltzer and David S.

Seltzer will be increased by $50,000. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Bernard Seltzer and David S. Seltzer. The employment agreements also contain standard confidentiality provisions and a non-compete provision for a term of one year after the termination of their employment.

          Under the employment agreements for each of Bernard Seltzer and David
S. Seltzer, the Company will pay to each person's estate upon his death, his base salary for a period of twelve (12) months after the end of the month in which death occurred. In the event of total disability, each will continue to receive his base salary for the remaining term of his employment agreement. In addition to base salary, Bernard Seltzer and David S. Seltzer each will be paid an amount equal to a percentage of the bonus, if any, based on the portion of such year in which death, total disability or termination of employment occurred. If termination is for cause, total disability or because he wrongfully leaves his employment, then, upon such occurrence, the employment agreement shall be deemed terminated and the Company shall be released from all obligations.

          Arthur S. Goldberg serves as Vice President-Finance and Chief Financial Officer of the Company pursuant to a three year employment agreement ending on July 31, 1998. Mr. Goldberg's annual base salary is $85,000 for the period commencing on August 4, 1995 through August 3, 1998. Such annual salary shall be adjusted annually, commencing September 1, 1996, by the annual change in the Consumer Price Index or an agreed upon substitute but no less than 5% per annum. The Board of Directors in its discretion will determine the annual bonus, if any, to be received by Mr. Goldberg. Such employment agreement contains standard confidentiality provisions.


DIRECTOR COMPENSATION

          For their service on the Board, the Company pays each Director a fee of $300 per meeting. Each member of the Board is reimbursed for expenses incurred in connection with each Board or Committee meeting attended.


STOCK OPTION PLANS

THE AMENDED AND RESTATED STOCK OPTION PLAN (THE "PLAN")

          The Company's Amended and Restated Stock Option Plan provides for a total of 675,000 shares of Common Stock authorized to be granted under such Plan. During Fiscal 1996, the Company granted options to purchase 92,700 shares of Common Stock at an exercise price of $6.625 having exercise dates ranging from January 1997 to December 2006. During Fiscal 1996, 6,600 options were exercised or expired, and 255,550 shares are available for future grant under such Plan. The Company's Plan provides for the grant of options to its key employees and directors in order to give such employees a greater personal interest in the success of the Company and an added incentive to continue and advance in their employment. The Company's Plan provides for a fifteen year expiration period for non-statutory options and ten years for incentive stock options granted thereunder and allows for the exercise of options by delivery by the optionee of previously owned Common Stock of the Company having a fair market value equal to the option price, or by a combination of cash and Common Stock.

          As of July 22, 1996, the Company has granted options to purchase 150,000 shares to David S. Seltzer and 52,500 shares to Elan Bar-Giora at an average exercise price of $5.91 per share.

          The Plan is administered by the Stock Option Committee of the Board of Directors. The Committee has broad discretion in determining the recipients of options and numerous other terms and conditions of the options.

          The exercise price for shares purchased upon the exercise of non-statutory options granted under the Plan is determined by the Stock Option Committee as of the date of the grant.

          The exercise price of an incentive stock option must be at least equal to the fair market value of the Common Stock on the date such option is granted (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of the Company or any subsidiary). No employee may be granted incentive stock options in any year for shares having a fair market value, determined as of the date of grant, in excess of $100,000.

          No incentive option may have a term of more than ten years (in the case of incentive stock options, five years for shareholders holding 10% or more of the Common Stock of the Company). Options generally may be exercised only if the option holder remains continuously associated with the Company or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon the death or disability of any employee within certain specified periods.


DIRECTORS PLAN

          The Company's 1994 Directors Stock Option Plan ("Directors Plan") provides for a total of 100,000 shares of Common Stock authorized to be granted under the Directors Plan. Through July 22, 1996, the Company has granted non-statutory options to purchase 5,000 shares to each of two directors and 6,000 shares to one director at an average exercise price of $7.19 per share.

          The Directors Plan provides for the automatic annual grant of options to non-employee directors and is administered by the Board of Directors. Each non-employee director will be automatically granted 3,000 shares of Common Stock on the date of each annual meeting of the Company's shareholders. A non-employee director who chairs the audit or other committees of the Board of Directors will be automatically granted annually an option to purchase an additional 500 shares of Common Stock.

          To remain eligible, a non-employee director must continue to be a member of the Board of Directors. Each option granted is exercisable in increments of 25% per year commencing on the first anniversary date of the date of grant. The exercise price for all options may not be less than the fair market value of the Common Stock on the date of grant. Options under the Directors Plan have a term of 10 years and may be exercised for limited periods after a person ceases to serve as a director.


                    PROPOSAL 2:  REINCORPORATION IN DELAWARE


          The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from
New York to Delaware.

          THE TRANSACTION WILL NOT RESULT IN ANY CHANGE IN THE BUSINESS, MANAGEMENT, ASSETS, LIABILITIES OR NET WORTH OF THE COMPANY. REINCORPORATION IN DELAWARE WILL ALLOW THE COMPANY TO TAKE ADVANTAGE OF CERTAIN PROVISIONS OF THE CORPORATE LAWS OF DELAWARE.

          In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly owned subsidiary incorporated in Delaware. The Delaware subsidiary has not engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of the Board's approval and recommendation in favor of the Company's reincorporation in Delaware, it has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Merger Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's businesses would be conducted after the merger are set forth as Exhibit A, Exhibit B, and Exhibit C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits. Copies of the Company's current Certificate of Incorporation, as amended (the "Present Articles"), and current Bylaws (the "Present Bylaws") are available for inspection at the Company's executive offices, and copies will be sent to shareholders, without charge, upon request.

          The reincorporation of the Company in Delaware through the above described merger (hereinafter referred to as the "Merger") requires approval of the Company's shareholders by the affirmative vote of the holders of two-thirds of all outstanding shares of Common Stock. Shareholders who do not vote for the proposal and who dissent by complying with the procedures required by the New York Business Corporation Law will have the right, if the Merger is consummated, to receive payment of the fair value of their shares. See "Right to Dissent and Appraisal".

          The approval of the reincorporation proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this Proxy Statement and the Exhibits hereto.

          In the following discussion of the proposed Merger, the term "Hi-Tech New York" refers to the Company as currently organized as a New York corporation; the term "Hi-Tech Delaware" refers to the new wholly owned Delaware subsidiary of Hi-Tech New York that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require without regard to the state of incorporation.

          Upon shareholder approval of the Merger, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of New York and Delaware, Hi-Tech New York will be merged with and into Hi-Tech Delaware pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The approval of both Secretaries of State is expected to take place promptly after the securing of the approval of the shareholders of the Company at the Annual Meeting of Shareholders (the "Effective Time"). The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Exhibit B and Exhibit C, respectively. Upon the effective time of the Merger, each outstanding share of Common Stock of Hi-Tech-New York will be automatically converted into one share of Common Stock of Hi-Tech Delaware. Each share of Common Stock and preferred stock held in the treasury of Hi-Tech New York will be cancelled. Outstanding options to purchase shares of Common Stock of Hi-Tech New York will be converted into options to purchase the same number of shares of Common Stock of Hi-Tech Delaware. Any employee benefit plan to which Hi-Tech New York is a party, whether or not such plan relates to the Common Stock of Hi-Tech New York, will be assumed by Hi-Tech Delaware and, to the extent any such plan provides for the issuance or purchase of Common Stock of Hi-Tech New York, will be deemed to provide for the issuance or purchase of shares of Common Stock of Hi-Tech Delaware.

          IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF HI-TECH DELAWARE; OUTSTANDING STOCK CERTIFICATES OF HI-TECH NEW YORK SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. THE COMMON STOCK OF THE COMPANY WILL CONTINUE TO BE TRADED ON THE NASDAQ NATIONAL MARKET SYSTEM.

      PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

          The Company's Board of Directors believes that the Merger will provide the Company with greater flexibility with respect to its management, business and legal affairs.

          Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

              PRINCIPAL FEATURES OF THE REINCORPORATION PROPOSAL

ONE-FOR-ONE EXCHANGE RATIO IN THE MERGER. Unlike a merger between independent parties, the merger constitutes the merger of Hi-Tech New York into Hi-Tech Delaware, a wholly owned subsidiary of the Company, for the sole purpose of reincorporating the Company in Delaware. Accordingly, after giving effect to the merger, each shareholder of Hi-Tech Delaware will have the same proportionate interest in Hi-Tech Delaware that such shareholder previously had in Hi-Tech New York. Therefore, the Merger Agreement provides for a one-for-one exchange ratio.

TERMS OF THE MERGER. The description of certain terms and conditions of the Merger Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit A and incorporated by reference herein.

CONVERSION OF SHARES. At the Effective Time, each outstanding share of Hi-Tech New York Common Stock (other than shares of Hi-Tech New York Common Stock held in the treasury of Hi-Tech New York, which will be cancelled) will be converted into one share of Hi-Tech Delaware Common Stock. Each share of Hi-Tech New York preferred stock held in the treasury will also be cancelled.

NO EXCHANGE OF STOCK CERTIFICATES. If the proposed Merger is consummated, it will not be necessary for the shareholders of Hi-Tech New York to surrender their present certificates of Hi-Tech New York Common Stock for certificates representing Hi-Tech Delaware Common Stock. Instead, upon consummation of the Merger, each certificate for shares of Hi-Tech New York Common Stock will be deemed to represent a certificate for an equal number of shares of Hi-Tech Delaware Common Stock.

LISTING ON NASDAQ NATIONAL MARKET SYSTEM. Hi-Tech New York Common Stock is currently listed on the Nasdaq National Market System. At the Effective Time, the

Common Stock of Hi-Tech Delaware will be listed on the Nasdaq National Market System.

DIRECTORS AND OFFICERS OF HI-TECH DELAWARE. Following the Merger, the officers of Hi-Tech Delaware will be the same individuals as the officers of Hi-Tech New York, and each such person will hold the same position or positions with Hi-Tech Delaware as he held with Hi-Tech New York. Following the Merger, in the event all of the Company's nominees for director are elected, the members of the Board of Directors of Hi-Tech Delaware will be the same individuals as the members of the Board of Directors of Hi-Tech New York.

EMPLOYEE BENEFIT PLANS. All of the employee benefit plans maintained by Hi-Tech New York immediately prior to the reincorporation in Delaware shall continue to be maintained by Hi-Tech Delaware.

OPTIONS. On the Effective Date, each stock option to purchase shares of Hi-Tech New York Common Stock which has been granted and is outstanding shall automatically become an option to purchase an equal number of shares of Hi-Tech Delaware Common Stock upon the same terms and conditions as prior to the Effective Date.

CONDITIONS TO THE MERGER; AMENDMENT; WAIVER. The respective obligation of each party to effect the Merger is subject to the approval of the Merger Agreement by shareholders of Hi-Tech New York holding two-thirds of the outstanding shares of the Hi-Tech New York Common Stock.

          The Merger Agreement may be amended and any of its provisions, including any conditions precedent, may be waived by the corporation which is, or whose shareholders are, entitled to the benefits thereof, at any time prior to the Effective Time, if, in the sole judgment of the board of directors of the corporation, such amendment will not materially and adversely affect the rights and interest of the Company's shareholders.


                  COMPARISON OF NEW YORK LAW AND DELAWARE LAW

          It is impractical to summarize all of the differences between New York and Delaware corporate law in this Proxy Statement. However, certain significant differences between the corporation laws of New York and Delaware that could materially affect the rights of shareholders of the Company are set forth herein.

                   CLASSIFICATION OF THE BOARD OF DIRECTORS.

          New York law permits but does not require the adoption of a classified board with as many as four classes but forbids fewer than three directors in any class.

          Delaware law permits but does not require the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, with staggered terms of office and with only one class of directors coming up for election each year. Unless otherwise provided for in the certificate of incorporation, Delaware law provides that directors who serve on a classified board can only be removed for cause.

SHAREHOLDER VOTE FOR MERGER; ANTI-TAKEOVER PROVISIONS. Delaware law relating to mergers and other corporate reorganizations differs from New York law in a number of respects.

          New York law requires that a plan of merger or disposition of all or substantially all assets not in the usual or regular course of business be approved by the holders of two-thirds of all outstanding shares entitled to vote. Under Delaware law, holders of a majority of all outstanding shares entitled to vote must approve a merger or disposition of all or substantially all assets. Furthermore, Delaware law does not require a shareholder vote of the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the surviving corporation before the merger is unchanged, and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. Thus, certain mergers and sales of assets may be accomplished under Delaware law with the approval of fewer shareholders.

          New York law contains certain anti-takeover provisions that prohibit any "business combination" between a "domestic corporation" and an "interested shareholder" for five years after the date that the interested shareholder became an interested shareholder unless, prior to that date, the board of directors of the domestic corporation approved either the business combination or the purchase of the stock that resulted in the interested shareholder becoming an interested shareholder. After five years, such a business combination is permitted only if either it is approved by a majority of the shares not owned by the interested shareholder or his affiliates or certain statutory fair price requirements are met. New York law broadly defines "business combination" to include mergers, consolidations, sales or other dispositions of assets having an aggregate value equal to 10% or more of either the consolidated income, assets or outstanding stock of the corporation, and certain transactions that increase the interested shareholder's ownership of the corporation. New York law defines "domestic corporation" as any corporation that
(x) is incorporated in New York, and either (y) has its principal executive offices and significant business operations in New York or has at least 250 employees or 25% of its employees in New York (including employees of its 80% subsidiaries), and (z) has at least 10% of its stock beneficially owned by New York residents. New York law defines "interested shareholder" as the beneficial owner, directly or indirectly, of 20% or more of the outstanding voting stock of the domestic corporation, or is an affiliate or associate of such domestic corporation and at any time within the 5 year period immediately prior to the date in question was the indirect or direct beneficial owner of 20% or more of the outstanding voting stock of such domestic corporation.

          Delaware law contains certain anti-takeover provisions that prohibit any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that date the board approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors), or (iii) on or subsequent to such date the business combination is approved by the board and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. Delaware law defines "interested stockholder" as any person who either beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3 year period immediately prior to the date such person became an interested stockholder. Delaware law broadly defines "business combination" to include mergers, consolidations, sales or other dispositions of assets having an aggregate value equal to 10% or more of either the consolidated assets or outstanding stock of the corporation, and certain transactions that increase the interested stockholder's ownership of the corporation. Delaware does not require that the corporation's principal executive offices or sufficient operations or employees be located in Delaware in order to enjoy protection of the law.

NUMBER OF DIRECTORS. Under New York law, the number of directors may be fixed by the bylaws or by action of the shareholders or of the board under specific provisions of the bylaws adopted by the shareholders, provided that the number of directors may not be less than three. Under Delaware law, the board of directors may, subject to the certificate of incorporation, fix or change the authorized number of directors pursuant to a provision of the bylaws.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. The New York Business Corporation Law generally requires approval of the majority of shareholders to amend the certificate of incorporation. Delaware law provides that amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

APPROVAL OF TRANSACTIONS WITH INTERESTED DIRECTORS. New York law provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote which would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors. The comparable provision of Delaware law requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote be sufficient alone to be the act of the board or committee. Thus, it may be easier for the Company to approve transactions with interested directors under Delaware law.

LOANS TO DIRECTORS. New York law prohibit loans to directors unless authorized by shareholder vote. Delaware law permits the Board of Directors without shareholder approval to authorize loans to corporate directors who also are officers, whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the Company.

INSPECTION OF SHAREHOLDERS LIST. Under New York law, a person must be a shareholder for at least six months, or be authorized in writing by the holders of 5% of any class of a corporation's outstanding shares, in order to examine the minutes and shareholder records of a corporation. Under Delaware law, any shareholder with a proper purpose may demand inspection.

CORPORATE ACTION WITHOUT A SHAREHOLDERS MEETING. A shareholders' meeting to authorize corporate action may be dispensed with by a New York corporation only upon the written consent of all shareholders. Delaware law permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise.

PAYMENT OF DIVIDENDS. Under New York law, dividends may be declared and distributions may be made out of surplus only, so that the net assets of the corporation remaining after such declaration, payment or distribution shall at least equal the amount of its stated capital. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it shall be accompanied by a written notice (1) disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or (2) if such amounts are not determinable at the time of such notice, disclosing the approximate effect of such dividend or distributions upon stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable. Delaware law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and the preceding fiscal year.

     COMPARISON OF CERTAIN PROVISIONS OF THE CERTIFICATES OF INCORPORATION
              AND BYLAWS OF HI-TECH DELAWARE AND HI-TECH NEW YORK.

          Upon the consummation of the Merger, the Certificate of Incorporation and Bylaws of Hi-Tech Delaware will become the Company's Certificate of Incorporation and Bylaws. The following is a summary of certain significant differences between the provisions of the Certificate of Incorporation and Bylaws of Hi-Tech Delaware and those of the Certificate of Incorporation and Bylaws of Hi-Tech New York. This summary does not purport to be complete. Reference is made to the Certificate of Incorporation and Bylaws of Hi-Tech Delaware, which are attached hereto as Exhibit B and Exhibit C, respectively. Copies of the Certificate of Incorporation and Bylaws of Hi-Tech New York are available for inspection at the principal executive offices of the Company and will be sent to shareholders of the Company upon written request.

CAPITALIZATION. The Certificates of Incorporation of both Hi-Tech Delaware and Hi-Tech New York authorize the issuance of 10,000,000 shares of Common Stock, par value $.01 per share, and 3,000,000 shares of preferred stock, par value $.01 per share. The Company's preferred stock may be issued in series, each series being composed of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine.

REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF DIRECTORS. The Hi-Tech Delaware Bylaws provide that any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Hi-Tech New York Bylaws similarly provide that a director may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Hi-Tech New York Bylaws also authorize the Board of Directors, by majority vote, to remove a director for cause.

          The Hi-Tech Delaware Bylaws and Hi-Tech New York Bylaws provide that if the office of any director becomes vacant, the remaining directors in office, by a majority vote though less than a quorum, may appoint any qualified person to fill such vacancy. Such appointee shall be permitted to hold office until the next annual meeting of shareholders or until his successor shall be duly chosen.

INDEMNIFICATION OF DIRECTORS. The Hi-Tech Delaware Certificate of Incorporation provides that the directors are indemnified to the fullest extent permitted by the Delaware General Corporation Law. The Hi-Tech Delaware Bylaws provide that the directors are indemnified to the fullest extent authorized by the Delaware General Corporation Law. They also provide that directors shall have the right to have Hi-Tech Delaware pay them the expenses, including attorneys' fees, which they incur in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition.

          The Hi-Tech New York Certificate of Incorporation does not address the issue of indemnification of directors. The Hi-Tech New York Bylaws provide that the directors are indemnified to the maximum extent permitted by the New York Business Corporation Law.

LIMITATION ON DIRECTORS' LIABILITY. The Hi-Tech Delaware Certificate of Incorporation provides that no director of the Company shall be personally liable for any monetary damages for breaches of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) under Section 174 of the Delaware General Corporation Law, which relates to the unlawful payment of dividend or unlawful stock purchase or redemption.

          The Hi-Tech New York Certificate of Incorporation provides that no director shall be personally liable for breach of duty as a director, provided that such provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omission were in bad faith or involved intentional misconduct, or
(ii) he personally gained a financial profit or other advantage to which such director was not legally entitled or (iii) the director's acts violated Section 719 of the New York Business Corporation Law, which relates to the improper payment of a dividend, an invalid purchase of shares or distribution of assets, and unauthorized loans to directors.

DISSENTER'S RIGHTS. New York law provides that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his shares if he objects to (i) certain mergers,
(ii) a consolidation or (iii) a disposition of assets requiring shareholder approval.

          Delaware law provides such appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (i) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required or (ii) to any class of stock which is either listed on a national securities exchange, designated as a national market system security on a interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders, unless shareholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving or resulting corporation or common stock of another corporation that it so listed or held (and cash in lieu of fractional shares).

FEDERAL TAX CONSEQUENCES. In the opinion of Tashlik, Kreutzer & Goldwyn P.C., counsel to the Company, the Merger which will take place in connection with the reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering such opinion, such counsel has relied upon representations contained in certificates of the Company. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such Merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

          Assuming that the Merger constitutes a tax-free reorganization, the federal income tax consequences to the Company and its stockholders are as follows. No gain or loss will be recognized to Hi-Tech New York or Hi-Tech Delaware as a result of this transaction. No gain or loss will be recognized to stockholders who exchange their Hi-Tech New York Common Stock solely for Hi-Tech Delaware

Common Stock. Stockholders will have the same tax basis in the Common Stock of Hi-Tech Delaware, received in this transaction as the basis in the Common Stock of Hi-Tech New York exchanged therefor, and the holding period of the Common Stock of Hi-Tech Delaware will include the period during which the Common Stock of Hi-Tech New York was held as capital assets on the effective date of the Merger. In most instances, a dissenting stockholder who receives payment for Common Stock upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between the basis for the Common Stock and the amount of payment received. Such gain or loss will be capital gain or loss if the Common Stock were held as capital assets on the effective date of the Merger.

          The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

                        RIGHT TO DISSENT AND APPRAISAL.

          Section 910 of the New York Business Corporation Law ("BCL") sets forth the rights of shareholders of the Company who object to the Merger. Any shareholder of the Company who does not vote in favor of the Merger may, if the Merger is effected, obtain payment in cash of the fair value of his shares by complying with the requirements of Section 623 of the BCL, which relates to the procedure to enforce shareholders' rights to receive payment for shares.

          In general, Section 623 requires a shareholder seeking to enforce appraisal rights to:

          (1) file with the Company, at or prior to the Annual Meeting, a written objection to the Merger, including a statement that the shareholder intends to demand payment for his shares if the Merger is effected;

          (2) vote against or abstain from voting on the Merger; and

          (3) file with the Company, within 20 days after receipt of a notice from the Company stating that the Merger was approved by the Company's shareholders, a written notice of election to exercise appraisal rights in compliance with Section 623(c), which notice shall terminate all of such shareholder's rights as a shareholder except only to receive the fair value of the shares.

          Upon receipt of the shareholder's Section 623(c) notice, in the event that the Company and the shareholder do not agree on the fair market value of such shareholder's Company Common Stock, the Company must, pursuant to

Section 623(h), institute a special court proceeding to determine the rights of the dissenting shareholder and to fix the fair value of his shares of the Company Common Stock. Although the management of the Company intends to institute such special proceedings when required, if the Company should fail to institute such a proceeding within the time period fixed under Section 623(h), the dissenting shareholder may then institute such proceeding.

          Please note that a vote against the Merger will not satisfy the notice requirement under the New York law. Any shareholder wishing to enforce his rights under Section 623 must file a separate objection to the Merger and a separate notice of election to exercise appraisal rights, in the manner and within the time frames, specified in Section 623.

          The foregoing summary does not purport to be a complete statement of the provisions of Section 910 and 623 of the BCL and is qualified in its entirety by reference to those Sections, copies of which are attached as Exhibit D hereto.

          FAILURE TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTION 623 MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 623.

STOCKHOLDER VOTE REQUIRED TO APPROVE THE PROPOSAL. Approval of the proposal will require the affirmative vote of the holders of two-thirds of the shares of Common Stock issued and outstanding and entitled to vote thereon.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE COMPANY'S REINCORPORATION IN DELAWARE.

                                 OTHER MATTERS

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

          The Board does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than as set forth above. If any other matter should be presented properly, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

VOTING PROCEDURES

          Directors of the Company must be elected by a plurality of the vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

          With respect to the Merger, the affirmative vote of the holders of at least two-thirds of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to become effective. With respect to abstentions, the shares are considered present at the Annual Meeting for the Merger, but since they are not affirmative votes for the Merger, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are not considered present at the Annual Meeting for the particular matter as to which the broker withheld authority. Consequently, broker non-votes are not counted in respect of the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

          The firm of Richard A. Eisner & Company, LLP, certified public accountants, the Company's principal accountants for its last fiscal year, has been selected by the Board of Directors of the Company as the Company's principal accountants for the current fiscal year. It is anticipated that a representative of that firm will be present at the Meeting. Such representative will be afforded an opportunity to make a statement at the Meeting if he so desires and he will be available to respond to appropriate questions.

                       1997 PROPOSALS FOR ANNUAL MEETING

          Shareholder proposals for the next Annual Meeting must be received by the Office of the Secretary, Hi-Tech Pharmacal Co., Inc., 369 Bayview Avenue, Amityville, New York 11701, no later than [__________________,] 1997, for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 ANNUAL REPORT

          The Company's Annual Report containing audited financial statements for the fiscal years ended April 30, 1996 and 1995 accompanies this Proxy Statement. THE COMPANY WILL SEND TO A SHAREHOLDER, UPON REQUEST WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED APRIL 30, 1996 , INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST MUST BE DIRECTED TO THE ATTENTION OF DAVID S. SELTZER, SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.


                                        By Order of the Board  of  Directors,

                                        HI-TECH PHARMACAL CO., INC.



                                        David S. Seltzer
                                        Secretary, Treasurer, Chief Operating
                                        Officer and Executive Vice-President  -
                                        Administration

Amityville, New York
[___________________,] 1996

                                                                       EXHIBIT A
                                                                       ---------

                          AGREEMENT AND PLAN OF MERGER
                                      OF
                          HI-TECH PHARMACAL CO., INC.
                            (A NEW YORK CORPORATION)
                                      AND
                          HI-TECH PHARMACAL CO., INC.
                            (A DELAWARE CORPORATION)
                       ----------------------------------

          THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of October 9, 1996 by and between Hi-Tech Pharmacal Co., Inc., a New York corporation ("Hi-Tech New York"), and Hi-Tech Pharmacal Co., Inc., a Delaware corporation which is a newly formed and wholly owned subsidiary of Hi-Tech New York ("Hi-Tech Delaware"), and approved by resolutions adopted by their respective Boards of Directors.

          WHEREAS, Hi-Tech New York is a business corporation of the State of New York with its principal office therein located at 369 Bayview Avenue, Amityville, New York 11701; and

          WHEREAS, the total authorized capital stock of Hi-Tech New York is (i) 10,000,000 shares of Common Stock, par value $.01 per share, of which 4,475,707 are issued and outstanding; and (ii) 3,000,000 shares of Preferred Stock, par value $.01 per share none of which are issued and outstanding; and

          WHEREAS, Hi-Tech Delaware is a business corporation of the State of Delaware with its registered office therein located at 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801; and

          WHEREAS, the total authorized capital stock of Hi-Tech Delaware is (i) 10,000,000 shares of Common Stock, par value $.01 per share, of which 100 shares are issued and outstanding and owned by Hi-Tech New York; and (ii) 3,000,000 shares of Preferred Stock, par value $.01 per share, none of which are issued and outstanding; and

          WHEREAS, the New York Business Corporation Law permits a merger of a business corporation of the State of New York with and into a business corporation of another jurisdiction; and

          WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

          WHEREAS, Hi-Tech New York and Hi-Tech Delaware, and the respective Boards of Directors thereof, deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Hi-Tech New York with and into Hi-Tech Delaware pursuant to the provisions of the New York Business Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Hi-Tech New York and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Hi-Tech Delaware and approved by a resolution adopted by its Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

          1. Hi-Tech New York and Hi-Tech Delaware shall, pursuant to the provisions of the New York Business Corporation Law and the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, Hi-Tech Delaware, which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of Hi-Tech New York, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the New York Business Corporation Law.

          2. Annexed hereto and made a part hereof is a copy of the Certificate of Incorporation of the surviving corporation as the same shall be in force and effect at the effective time in the State of Delaware of the merger herein provided for; and said Certificate of Incorporation shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

          3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

          4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

          5. Upon the effective time of the merger, by virtue of said merger and without any action on the part of the holder thereof, each share of Hi-Tech New York Common Stock outstanding immediately prior thereto shall be changed and converted into and shall be one fully paid and nonassessable share of Hi-Tech Delaware Common Stock.

          6. Upon the effective time of the merger, by virtue of said merger and without any action on the part of the holder thereof, each share of Hi-Tech Delaware Common Stock outstanding immediately prior thereto shall be cancelled and retired and resume the status of an authorized and unissued share of Hi-Tech Delaware Common Stock, and no shares of Hi-Tech Delaware Common Stock or other securities of Hi-Tech Delaware shall be issued in respect thereof and no amount shall be paid or other property delivered in respect thereof.

          7. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the New York Business Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New York and the State of Delaware and elsewhere to effectuate the merger herein provided for.

          8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

          The effective time of this Agreement and Plan of Merger, and the time at which the merger herein agreed upon shall become effective in the State of Delaware, shall be October 9, 1996.

          IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: __________________, 1996

                                        HI-TECH PHARMACAL CO., INC.,
                                           a Delaware corporation

                                        By:
                                           ------------------------------------

                                           Bernard Seltzer, Chairman, President
Attest:                                    and Chief Executive Officer

- ----------------------------------
David Seltzer, Secretary
                                        HI-TECH PHARMACAL CO., INC.,
                                           a New York corporation

                                        By:
                                           ------------------------------------

Attest:                                    Bernard Seltzer, Chairman, President
                                           and Chief Executive Officer
- ----------------------------------
David Seltzer, Secretary

                                                                       EXHIBIT B
                                                                       ---------



                          CERTIFICATE OF INCORPORATION

                                       OF

                          HI-TECH PHARMACAL CO., INC.
                          ----------------------------



          The undersigned, for the purposes of forming a corporation pursuant to Sections 101 and 102 of the General Corporation Law of Delaware, does hereby certify as follows:

          FIRST:         The name of the corporation is HI-TECH PHARMACAL CO.,
INC. (the "Corporation").

          SECOND:        The address, including street, number, city and county,
of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Corporation.

          THIRD:         The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:        The Corporation is authorized to issue two classes of
shares to be designated, respectively, "Common Stock" and "Preferred Stock".
The total number of shares which the Corporation is authorized to issue is thirteen million (13,000,000) shares. The number of shares of Common Stock authorized is ten million (10,000,000) shares, par value $0.01 per share. The number of shares of Preferred Stock authorized is three million (3,000,000) shares, par value $0.01 per share.

          The designations, voting powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the above classes of stock are as follows:

                              I.   PREFERRED STOCK

          (1)  Issuance of Series.

          The shares of Series Preferred Stock may be issued in one or more series at such time or times, and for such consideration as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions of paragraph 2 of this Division I.

          (2) Authority of the Board with Respect to Series.

          The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of the shares of Series Preferred Stock, in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in or inconsistent with this

Certificate of Incorporation or any amendment hereto including, but not limited to, determination of any of the following:

               (i) The number of shares constituting that series and the distinctive designation of that series;

               (ii) The dividend rate or rates on the shares of that series, whether dividends shall be cumulative, and, if so from which date or dates, the payment date or dates for dividends and the relative rights of priority, if any, of payment of dividends on shares of that series;

               (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               (iv) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

               (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               (vi) Whether that series shall have a sinking or retirement fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking or retirement fund;

               (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

               (viii) Any other preferences, privileges and powers, and relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series as the Board of Directors may deem advisable and are not inconsistent with the provisions of this Certificate of Incorporation.

          (3)  Dividends.

          Dividends on outstanding shares of Series Preferred Stock shall be paid or declared and set apart for payment in accordance with their respective preferential and relative rights before any dividends shall be paid or declared and set apart for payment on the outstanding shares of Common Stock with respect to the same dividend period.

          (4)  Liquidation.

          If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential and relative amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

          (5)  Reacquired Shares.

          Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, and shares which have been converted into shares of Common Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

          (6)  Voting Rights.

          Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to this Division I, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever.

                    II.  COMMON STOCK

          (1)  Dividends.

          Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

          (2)  Liquidation.

          In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board of Directors may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

          (3)  Voting Rights.

          Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held by him of record on the books of the Corporation on all matters voted upon by the shareholders.

          FIFTH:    The name and mailing address of the incorporator is:

              Name                  Mailing Address
              ----                  ---------------
              Jeffrey Herz          Tashlik, Kreutzer & Goldwyn P.C.
                                    833 Northern Boulevard
                                    Great Neck, New York 11021

          SIXTH:         The Board of Directors is expressly authorized to
adopt, amend or repeal the By-laws of the Corporation.

          SEVENTH:       Pursuant to Section 211(e) of the General Corporation
Law of Delaware, the directors of the Corporation shall not be required to be elected by written ballots.

          EIGHTH:        The Corporation is to have perpetual existence.

          NINTH:         A director of the Corporation shall not be personally
liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. No modification or repeal of the provisions of this Article shall adversely affect any right or protection of any director of the Corporation existing at the date of such modification or repeal or create any liability or adversely affect any such right or protection for any acts or omissions of such director occurring prior to such modification or repeal.

          TENTH:         The Corporation shall, to the fullest extent permitted
by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          ELEVENTH:      From time to time any of the provisions of this
certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by such laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article Eleventh.

Signed on July 31, 1996
                                    _____________________________
                                    Jeffrey Herz, Incorporator

                                                                       EXHIBIT C
                                                                       ---------

                                    BY-LAWS

                                       OF

                          HI-TECH PHARMACAL CO., INC.




                                  ARTICLE I
                                  ---------

                            STOCKHOLDERS' MEETINGS
                            ----------------------

          1.  Places of meetings.  All meetings of stockholders shall be held
              ------------------
at such place or places in or outside of the State of Delaware as the board of directors may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware.

          2.  Annual meetings.  Unless otherwise determined from time to time by
              ---------------
the board of directors, the annual meeting of stockholders shall be held each year for the election of directors and the transaction of such other business as may properly come before the meeting on the second Tuesday in the third month following the close of the fiscal year of the corporation commencing at some time between 10 A.M. and 3 P.M., if not a legal holiday, and if such day is a legal holiday, then the annual meeting shall be held on the day following at the same time. If the annual meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting. Written notice of the time and place of the annual meeting shall be given by mail to each stockholder entitled to vote at his address as it appears on the records of the corporation not less than the minimum nor more than the maximum number of days permitted under the laws of the State of Delaware prior to the scheduled date thereof, unless such notice is waived as provided by Article VIII of these By-Laws.

          3.  Special meetings.  A special meeting of stockholders may be called
              ----------------
at any time by order of the board of directors or the executive committee and shall be called by the president or secretary or an assistant secretary at the written request of the holders of a number of shares of stock then outstanding which represent at least 50% of the total number of votes entitled to be cast, stating the specific purpose or purposes thereof. Written notice of the time, place and specific purposes of such meetings shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation not less than the minimum nor more than the maximum number of days prior to the scheduled date thereof permitted under the laws of the State of Delaware, unless such notice is waived as provided in Article VIII of these By-laws.

          4.  Meetings without notice.  Meetings of the stockholders may be held
              -----------------------
at any time without notice when all the stockholders entitled to vote thereat are present in person or by proxy.

          5.  Voting.  At all meetings of stockholders, each stockholder
              ------
entitled to vote on the record date as determined under Article V Section 3 of these By-Laws or if not so determined as prescribed under the laws of the State of Delaware shall be entitled to one vote for each share of stock standing on record in his name, subject to any restrictions or qualifications set forth in the Certificate of Incorporation or any amendment thereto.

          6.  Quorum.  At any stockholders' meeting, a number of shares of stock
              ------
outstanding and representing a majority of the total number of votes entitled to be cast, present in person or by proxy, shall constitute a quorum, but in the absence of such a quorum a smaller interest may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitation as may be imposed under the laws of the State of Delaware. When a quorum is present at any meeting, a majority of the number of shares of stock entitled to vote present thereat shall decide any question brought before such meeting unless the question is one upon which a different vote is required by express provision of the laws of the State of Delaware, the Certificate of Incorporation or these By-Laws, in which case such express provision shall govern.

          7.  List of stockholders.  At least ten days before every meeting, a
              --------------------
complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and the number of shares registered in the name of each stockholder, shall be prepared by the secretary or the transfer agent in charge of the stock ledger of the corporation. Such list shall be open for examination by any stockholder as required by the laws of the State of Delaware. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the corporation or to vote in person or by proxy at such meeting.

          8.  Consents in lieu of meeting.  Unless otherwise provided in the
              ---------------------------
Certificate of Incorporation or any amendment thereto or by the laws of the State of Delaware, any action required by the laws of the State of Delaware to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if: (i) a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and (ii) prompt notice of the taking of such action by less than unanimous written consent is given to the other stockholders to the extent and in the manner required by the laws of Delaware.


                                   ARTICLE II
                                   ----------

                              BOARD OF DIRECTORS
                              ------------------

          1.  Number and qualification.  A board of directors shall
              ------------------------
be elected at each annual meeting of stockholders, each director so elected to serve until the election and qualification of his successor or until his earlier resignation or removal as provided in these By-Laws. The initial number of directors shall be such as may be determined by the incorporator(s) unless the initial directors are named in the

Certificate of Incorporation, and thereafter the number of directors shall be such as may be determined from time to time by the stockholders, or by the board of directors, but in no event shall the number be less than the minimum required under the laws of the State of Delaware. In case of any increase in the number of directors between elections by the stockholders, the additional directorships shall be considered vacancies and shall be filled in the manner prescribed in
Article IV of these By-Laws. Directors need not be stockholders. The initial board of directors shall be elected by the incorporators, unless such directors are named in the Certificate of Incorporation.

          2.  Powers.  The business and affairs of the corporation shall be
              ------
carried on by or under the direction of the board of directors, which shall have all the powers authorized by the laws of the State of Delaware, subject to such limitations as may be provided by the Certificate of Incorporation or these By-laws.

          3.  Compensation.  The board of directors may from time to time by
              ------------
resolution authorize the payment of fees or other compensation to the directors for services as such to the corporation, including, but not limited to, fees for attendance at all meetings of the board or of the executive or other committees, and determine the amount of such fees and compensation. Directors shall in any event be paid their traveling expenses for attendance at all meetings of the board or of the executive or other committees. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the board or the executive committee.

          4.  Meetings and quorum.  Meetings of the board of directors may be
              -------------------
held either in or outside of the State of Delaware. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-half of the whole Board. A director will be considered present at a meeting, even though not physically present, to the extent and in the manner authorized by the laws of the State of Delaware.

          The board of directors elected at any annual stockholders' meeting shall, at the close of that meeting and without further notice if a quorum of directors be then present or as soon thereafter as may be convenient, hold a meeting for the election of officers and the transaction of any other business. At such meeting they shall elect a president, a secretary and a treasurer, and such other officers as they may deem proper, none of whom except the chairman of the board, if elected, need be members of the board of directors.

          The board of directors may from time to time provide for the holding of regular meetings with or without notice and may fix the times and places at which such meetings are to be held. Meetings other than regular meetings may be called at any time by the president or the chairman of the board and must be called by the president or by the secretary or an assistant secretary upon the request of any director.

          Notice of each meeting, other than a regular meeting (unless required by the board of directors), shall be given to each director by mailing the same to each director at his residence or business address at least two days before the meeting or by delivering the same to him personally or by telephone or telegraph at least one day before the meeting unless, in case of exigency, the chairman of the board, the president or the secretary shall prescribe a shorter notice to be given personally or by telephone, telegraph, cable or wireless to all or any one or more of the directors at their respective residences or places of business.

          Notice of any meeting shall state the time and place of such meeting, but need not state the purposes thereof unless otherwise required by the laws of the State of Delaware, the certificate of incorporation, these By-Laws or the board of directors.

          5.  Chairman of the Board.  The board of directors may elect one of
              ---------------------
its members as the chairman of the board. The chairman of the board, when present, shall preside at all meetings of the stockholders and of the board of directors and, subject to the control and direction of the board of directors, shall have such other powers and perform such other duties as the board of directors may prescribe from time to time.

          6.  Executive Committee.  The board of directors may by resolution
              -------------------
passed by a majority of the whole board provide for an executive committee of two or more directors and shall elect the members thereof to serve during the pleasure of the board and may designate one of such members to act as chairman.

          The board may at any time change the membership of the executive committee, fill vacancies in it, designate alternate members to replace any absent or disqualified members at any meeting of the committee, or dissolve it.

          During the intervals between the meetings of the board of directors, the executive committee shall possess and may exercise any or all of the powers of the board of directors in the management or direction of the business and affairs of the corporation and under these By-Laws to the extent authorized by resolution adopted by a majority of the whole board of directors and subject to such limitations as may be imposed by the laws of the State of Delaware.

          The executive committee may determine its rules of procedure and the notice to be given of its meetings, and it may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of the committee shall constitute a quorum.

          7.  Other committees.  The board of directors may by resolution
              ----------------
provide for such other committees as it deems desirable and may discontinue the same at its pleasure. Each such committee shall have the powers and perform such duties, not inconsistent with law, as may be assigned to it by the board.

          8.  Conference telephone meetings.  Any one or more members of the
              -----------------------------
board or any committee thereof may participate in meetings by means of a conference telephone or similar communication equipment.

          9.  Action without meetings.  Any action required or permitted to be
              -----------------------
taken at any meeting of the board of directors or any committee thereof may be taken without a meeting to the extent and in the manner authorized by the laws of the State of Delaware.

                                 ARTICLE III
                                 -----------

                                   OFFICERS
                                   --------

          1.  Titles and election.  The officers of the corporation shall be the
              -------------------
president, a secretary and a treasurer, who shall initially be elected as soon as convenient by the board of directors and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the board following any annual stockholders' meeting, each of whom shall hold office at the pleasure of the board except as may otherwise be approved by the board or executive committee, or until his earlier resignation, removal under these By-laws or other termination of his employment. Any person may hold more than one office if the duties can be consistently performed by the same person, to the extent permitted by the laws of the State of Delaware.

          The board of directors, in its discretion, may also at any time elect or appoint one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the board, except as may otherwise be approved by the board or executive committee, or until his earlier resignation, removal or other termination of employment, and shall have such authority and shall perform such duties as shall be prescribed or determined from time to time by the board or, if not so prescribed or determined by the board, as the president or the then senior executive officer may prescribe or determine. The board of directors may require any officer or other employee or agent to give bond for the faithful performance of his duties in such form and with such sureties as the board may require.

          2.  Duties.  Subject to such extension, limitations, and other
              ------
provisions as the board of directors or these By-Laws may from time to time prescribe or determine, the following officers shall have the following powers and duties:

          (a) President.  Subject to the board of directors and the provisions
              ---------
of these By-Laws, the president shall exercise the powers and authority and perform all of the duties commonly incident to his office, shall in the absence of the chairman of the board, if elected, preside at all meetings of the stockholders and of the board of directors if he is a director, and shall perform such other duties as the board of directors or the executive committee shall specify from time to time. The president, the chief executive officer or a vice president, unless some other person is thereunto specifically authorized by the board of directors or executive committee, shall sign all bonds, debentures, promissory notes, deeds and contracts of the corporation.

          (b) Chief Executive Officer.  Subject to the board of directors and
              -----------------------
the provisions of these By-laws, the chief executive officer shall be charged with general supervision of the management and policy of the corporation and shall exercise the powers and authority and perform all of the duties commonly incident to his office and shall perform such other duties as the board of directors or the executive committee shall specify from time to time. In the absence or disability of the president, unless otherwise determined by the board, the chief executive officer shall exercise the powers and perform the duties pertaining to the office of president.

          (c) Vice President.  The vice president or vice presidents shall
              --------------
perform such duties as may be assigned to them from time to time by the board of directors or by the president if the board does not do so. In the absence or disability of the president and the chief executive officer, the vice presidents in order of seniority may, unless otherwise determined by the board, exercise the powers and perform the duties pertaining to the office of president, except that if one or more executive vice presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of president.

          (d) Secretary.  The secretary or in his absence an assistant secretary
              ---------
shall keep the minutes of all meetings of stockholders and of the board of directors, give and serve all notices, attend to such correspondence as may be assigned to him, keep in safe custody the seal of the corporation, and affix such seal to all such instruments properly executed as may require it, and shall have such other duties and powers as may be prescribed or determined from time to time by the board of directors or by the president if the board does not do so.

          (e) Treasurer.  The treasurer, subject to the order of the board of
              ---------
directors, shall have the care and custody of the moneys, funds, valuable papers and documents of the corporation (other than his own bond, if any, which shall be in the custody of the president), and shall have, under the supervision of the board of directors, all the powers and duties commonly incident to his office. He shall deposit all funds of the corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the board of directors or by the president if the board does not do so. He may endorse for deposit or collection all checks, notes, and similar instruments payable to the corporation or to its order. He shall keep accurate books of account of the corporation's transactions, which shall be the property of the corporation, and together with all of the property of the corporation in his possession, shall be subject at all times to the inspection and control of the board of directors. The treasurer shall be subject in every way to the order of the board of directors, and shall render to the board of directors and/or the president of the corporation, whenever they may require it, an account of all his transactions and of the financial condition of the corporation. In addition to the foregoing, the treasurer shall have such duties as may be prescribed or determined from time to time by the board of directors or by the president if the board does not do so.

          3.  Delegation of authority.  The board of directors or the executive
              -----------------------
committee may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

          4.  Compensation.  The compensation of the chairman of the board, if
              ------------
elected, and all officers shall be fixed by the board of directors and the fact that any officer is a director shall not preclude him from receiving compensation. Any director who is an officer shall recuse himself from the board of directors vote upon the resolution fixing his compensation.


                                   ARTICLE IV
                                   ----------

                      RESIGNATIONS, VACANCIES AND REMOVALS
                      ------------------------------------

          1.  Resignations.  Any director or officer may resign at any time by
              ------------
giving written notice thereof to the board of directors, the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of any resignation shall not be necessary to make it effective.

          2.  Vacancies.
              ---------

          (a) Directors.  When the office of any director becomes vacant or
              ---------
unfilled, whether by reason of death, resignation, removal, increase in the authorized number of directors or otherwise, such vacancy or vacancies may be filled by the remaining director or directors, although less than a quorum. Any director so elected by the board shall serve until the election and qualification of his successor or until his earlier resignation or removal as provided in these By-laws. The directors may also reduce their authorized number by the number of vacancies in the board, provided such reduction does not reduce the board to less than the minimum authorized by the laws of the State of Delaware.

          (b) Officers.  The board of directors may at any time or from time to
              --------
time fill any vacancy among the officers of the corporation.

          3.  Removals.
              --------

          (a) Directors.  Except as may otherwise be prohibited or restricted
              ---------
under the laws of the State of Delaware, the stockholders may, at any annual meeting or any special meeting called for the purpose or by consent of the stockholders in lieu of a meeting, remove any director from office, with or without cause, and may elect his successor. Except as may otherwise be prohibited or restricted under the laws of the State of Delaware, the board of directors at any meeting called for the purpose by vote of a majority of the then total authorized number of directors may remove from office for cause any director and may elect his successor, and by similar vote may remove from office without cause any director elected by the board, and may elect his successor.

          (b) Officers.  Subject to the provisions of any validly existing
              --------
agreement, the board of directors may at any meeting remove from office any officer, with or without cause, and may elect or appoint a successor; provided that if action is to be taken to remove the president the notice of meeting or waiver of notice thereof shall state that one of the purposes thereof is to consider and take action on his removal.


                                   ARTICLE V
                                   ---------

                                 CAPITAL STOCK
                                 -------------

          1.  Certificate of stock.  Every stockholder shall be entitled to a
              --------------------
certificate or certificates for shares of the capital stock of the corporation in such form as may be prescribed or authorized by the board of directors, duly numbered and setting forth the number and kind of shares represented thereby. Such certificates shall be signed by the chairman of the board, the president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary. Any or all of such signatures may be in facsimile if and to the extent authorized under the laws of the State of Delaware.

          In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          2.  Transfer of stock.  Shares of the capital stock of the corporation
              -----------------
shall be transferable only upon the books of the corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer. If the corporation has a transfer agent or agents or transfer clerk and registrar of transfers acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

          The board of directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars of transfer and may make or authorize the transfer agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

          3.  Record dates.
              ------------

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix in advance a record date which, in the case of a meeting, shall not be less than the minimum nor more than the maximum number of days prior to the scheduled date of such meeting permitted under the laws of the State of Delaware and which, in the case of any other action, shall be not more than the maximum number of days prior to any such action permitted by the laws of the State of Delaware.

          (b) If no such record date is fixed by the board, the record date shall be that prescribed by the laws of the State of Delaware.

          (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

          4.  Lost certificates.  In case of loss or mutilation or destruction
              -----------------
of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the board of directors or executive committee or by the president if the board or the executive committee does not do so.


                                   ARTICLE VI
                                   ----------

                    FISCAL YEAR, BANK DEPOSITS, CHECKS, ETC.
                    ---------------------------------------

          1.  Fiscal year.  The fiscal year of the corporation shall commence or
              -----------
end at such time as the board of directors may designate.

          2.  Bank deposits, checks, etc.  The funds of the corporation shall be
              --------------------------
deposited in the name of the corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the board of directors or executive committee, or by such officer or officers as the board or executive committee may authorize to make such designations.

          All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by such person or persons as may be designated from time to time by the board of directors or executive committee. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.


                                  ARTICLE VII
                                  -----------

                               BOOKS AND RECORDS
                               -----------------

          1.  Place of keeping books.  Unless otherwise expressly required by
              ----------------------
the laws of the State of Delaware, the books and records of the corporation may be kept outside of the State of Delaware.

          2.  Examination of books.  Except as may otherwise be provided by the
              --------------------
laws of the State of Delaware, the Certificate of Incorporation or these By-Laws, the board of directors shall have power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the corporation except as prescribed by statute or authorized by express resolution of the stockholders or of the board of directors.

                                 ARTICLE VIII
                                 ------------

                                    NOTICES
                                    -------

          1.  Requirements of notice.  Whenever notice is required to be given
              ----------------------
by statute, the Certificate of Incorporation or these By-Laws, it shall not mean personal notice unless so specified, but such notice may be given in writing by depositing the same in a post office, letter box, or mail chute postpaid and addressed to the person to whom such notice is directed at the address of such person on the records of the corporation, and such notice shall be deemed given at the time when the same shall be thus mailed.

          2.  Waivers.  Any stockholder, director or officer may, in writing or
              -------
by telegram or cable, at any time waive any notice or other formality required by statute, the Certificate of Incorporation or these By-Laws. Such waiver of notice, whether given before or after any meeting or action, shall be deemed equivalent to notice. Except as provided by law, presence of a stockholder either in person or by proxy at any stockholders' meeting and presence of any director at any meeting of the board of directors shall constitute a waiver of such notice as may be required by any statute, the Certificate of Incorporation or these By-laws.


                                   ARTICLE IX
                                   ----------

                                      SEAL
                                      ----

          The corporate seal of the corporation shall consist of two concentric circles between which shall be the name of the corporation and the date of its incorporation, and in the center of which shall be inscribed "Corporate Seal, Delaware."


                                   ARTICLE X
                                   ---------

                               POWERS OF ATTORNEY
                               ------------------

          The board of directors or the executive committee may authorize one or more of the officers of the corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the corporation, with or without power of substitution.

          In the absence of any action by the board or the executive committee, the president, any vice president, the secretary or the treasurer of the corporation may execute for and on behalf of the corporation waivers of notice of stockholders' meetings and proxies for such meetings in any company in which the corporation may hold voting securities.


                                   ARTICLE XI
                                   ----------

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS
                   -----------------------------------------

          (a) Right to Indemnification.  Each person who was or is made a party
              ------------------------
or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

          (b) Right to Advancement of Expenses.  The right to indemnification
              --------------------------------
conferred upon directors and officers in paragraph (a) of this Section shall include the right to be paid by the corporation the expenses (including attorneys' fees) incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter, an "advancement of expenses"); provided, however, that an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan), shall be made only upon delivery to the corporation of an undertaking (hereinafter, an "undertaking") by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The corporation may, to the extent authorized from time to time by the board of directors, grant rights to the advancement of expenses (including attorneys' fees), to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to advancement of expenses to directors and officers of the corporation.

          (c) Right of Indemnitee to Bring Suit.  The rights to indemnification
              ---------------------------------
and to the advancement of expenses (including attorneys' fees) conferred in paragraphs (a) and (b) of this Section shall be contract rights. If a claim under paragraph (a) or (b) of this Section is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper under the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the corporation.

          (d) Non-Exclusivity of Rights.  The rights to indemnification and to
              -------------------------
the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation's certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          (e) Insurance.  The corporation may maintain insurance, at its
              ---------
expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.


                                  ARTICLE XII
                                  -----------

                                   AMENDMENTS
                                   ----------

          These By-Laws may be amended or repealed either:

          (a) at any meeting of stockholders at which a quorum is present by vote of a majority of the number of shares of stock entitled to vote present in person or by proxy at such meeting as provided in Article I Sections 5 and 6 of these By-Laws, or

          (b) at any meeting of the board of directors by a majority vote of the directors then in office; provided the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.

                                                                       EXHIBIT D

SECTION 623. PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAY-
             MENT FOR SHARES.

   (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

        (b) Within ten days after the shareholders' authorization date, which terms as used in this section means the date on which the

SHAREHOLDERS                                                     SECTION 623
ART. 6

shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.


        (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Shares exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

        (d) A shareholder may not dissent as to less than all of the shares, as as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

        (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is

SECTION 623                                             BUSINESS CORPORATION LAW
                                                                          ART. 6



rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.


        (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissentter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

        (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later
(but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated

SHAREHOLDERS                                                      SECTION 623
ART.6

such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

SECTION 623                                            BUSINESS CORPORATION LAW
                                                                          ART.6

        (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

        (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

        (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

        (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

        (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment.

SHAREHOLDERS                                                      SECTION 623
ART. 6

for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

        (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

        (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

        (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the

SECTION 623                                             BUSINESS CORPORATION LAW
                                                                          ART. 6

period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

     (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

        (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

        (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

     (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

     (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

     (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

        (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not

SHAREHOLDERS                                                       SECTION 623
ART. 6

exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

        (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

        (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

BUSINESS CORPORATION LAW                                         SECTION 910

SECTION 910.  RIGHT OF SHAREHOLDER TO RECEIVE PAYMENT FOR SHARES UPON MERGER OR
                CONSOLIDATION, OR SALE, LEASE, EXCHANGE OR OTHER DISPOSITION OF ASSETS, OR SHARE EXCHANGE

     (a) A shareholder of a domestic corporation shall, subject to and by and complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

     (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A), (B) and (C).

     (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

     (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

     (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph (i), unless such merger effects one or more of the changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

     (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

     (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange.

     (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

                          HI-TECH PHARMACAL CO., INC.
               Annual Meeting of Shareholders - October 9, 1996
                (Solicited on Behalf of the Board of Directors)

                                     PROXY
        KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Hi-Tech Pharmacal Co., Inc. constitutes and appoints Bernard Seltzer and David
S. Seltzer or either of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned at the Annual Meeting of the Shareholders of the Company, to be held at The Huntington Hilton, 598 Broadhollow Road, Melville, New York 11747 on October 9, 1996 at 10:00 A.M., and at any adjournment or adjournments thereof, upon the following matters (which are more fully described in the accompanying Proxy Statement).

        (1) FOR the election of the following nominees to the Board of Directors for the ensuing year: Bernard Seltzer, David S. Seltzer, Reuben Seltzer, Martin M. Goldwyn and Yashar Hirshaut, M.D. [ ] (except as marked to the contrary below).

            WITHHOLD authority to vote for all nominees listed above. [ ] (Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

        ------------------------------------------------------------------------
        (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the proposal to approve a change in the state of incorporation of the Company from New York to Delaware pursuant to an Agreement and Plan of Merger.

        (3) In their discretion, upon other matters as may properly come before the meeting or any adjournments thereof.

        UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR ITEM 2.
                                      (Continued and signed on the reverse side)

        A majority of such attorneys and proxies, or their substitutes at the meeting, or any adjournment or adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is revoked.

        IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of such meeting and proxy statement in reference thereto both dated September , 1996.

                                        Dated: __________________ 1996


                                        ______________________________
                                        (Shareholder(s) Signature)

                                        ______________________________ (L.S.)


                                        ------------------------------
                                        Printed Name of Shareholder

                                        NOTE: Signature should correspond with
                                        name appearing on stock certificate.
                                        When signing in a fiduciary or
                                        representative capacity, sign full title as such. Where more than one owner, each should sign.